INCOME TAXES - Income Tax (Expense) Benefit (Detail) - USD ($) $ in Thousands	3 Months Ended	12 Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Current provision:
State		$ (73)	$ (693)
Federal		0	0
Foreign		(187)	(101)
Total		(260)	(794)
Deferred provision:
State		(6,704)	(23)
Federal		(21,210)	2,725
Foreign		(30)	(111)
Total		(27,944)	2,591
Total income tax (expense) benefit	$ (1,288)	$ (28,204)	$ 1,797